Income Taxes - Deferred Tax Assets (Detail) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Deferred tax assets:
Federal and state tax credits	$ 43,600	$ 6,056
Net operating loss carryforwards	35,903	58,722
Stock-based compensation	2,371	2,760
Foreign net operating loss carryforwards	169	256
Other, net	1,809	1,816
Total deferred tax assets	83,852	69,610
Less valuation allowance	(83,852)	(69,610)
'Deferred Tax Assets, Net of Valuation Allowance, Total	$ 0	$ 0